Property and Equipment, Net	12 Months Ended
Mar. 31, 2026
Property and Equipment, Net [Abstract]
Property and equipment, net
8.	Property and equipment, net

Property and equipment consist of the following:

	As of March 31,	As of March 31,
	2025	2026
	RMB	RMB

Cost:
Warehouse equipment	1,894	603
Furniture, computer and office equipment	5,060	3,197
Vehicles	3,579	2,556
Leasehold improvement	12,463	905
Software	3,012	2,938
Machinery and equipment	1,487	-
Total cost	27,495	10,199
Less: Accumulated depreciation	(23,246)	(8,860)
Property and equipment, net	4,249	1,339

The total amounts charged to the consolidated statements of operations and comprehensive loss for depreciation expenses amounted to approximately RMB2.7 million, RMB2.0 million and RMB 1.16 million for the years ended March 31, 2024, 2025 and 2026, respectively.